Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record Adjusted Financial Results for Quarter and Year
Sets New Records with All-Time High Earnings of $1.67 Adjusted EPS for 4Q14 and $5.87 for FY14

HOUSTON, Feb 5, 2015 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported 2014 fourth quarter adjusted net income increased 40.7 percent from the comparable prior year period, to $40.7 million, and adjusted diluted earnings per common share increased 54.6 percent to an all-time quarterly record of $1.67 for the period ended December 31, 2014. Total revenue for the fourth quarter grew 11.4 percent to $2.5 billion. On a GAAP basis, net income decreased 14.0 percent from the comparable prior-year period, to $18.7 million. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

Full year 2014 adjusted net income increased 16.1 percent, to a record $151.7 million, and adjusted diluted earnings per common share increased 18.3% to an all-time high of $5.87. On a GAAP basis, net income decreased 18.4 percent from the comparable prior-year period to $93 million, reflecting the impact of asset impairments, as well as the loss on debt redemption associated with the Company’s convertible debt extinguishment earlier in the year. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

“We are delighted to announce all-time record adjusted earnings for this quarter and the full year,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “For the quarter, the results reflect double-digit revenue growth, improved margins, and impressive cost control. Each of our geographic markets delivered significant improvements, with continued strong growth in the U.S. and U.K. and the benefits of cost reductions in Brazil driving higher earnings in all three countries.” Mr. Hesterberg added, “For the full year, revenue increased more than $1 billion, which in combination with improvements in our cost and capital structure, translated into record adjusted full year earnings of $5.87.”

Fourth Quarter 2014 Results (year-over-year comparable basis)

▪	Total revenue increased 11.4 percent to $2.5 billion.

▪	Total gross profit grew 13.9 percent to approximately $366.0 million.

▪	New vehicle revenues increased 9.9 percent on 8.4 percent higher unit sales. New vehicle gross profit increased 13.1 percent to $83.2 million as margins rose 4.4 percent or $83 per unit, to $1,973.

▪	Retail used vehicle revenues increased 15.6 percent on increased unit sales of 15.1 percent. Retail used vehicle gross profit increased 14.4 percent, to $40.7 million.

▪
Parts and service gross profit increased 9.0 percent on revenue growth of 9.5 percent. Same Store parts and service revenue increased 6.0 percent, with U.S. Same Store parts and service revenue up 7.3 percent.

▪
Finance and Insurance (F&I) gross profit per retail unit increased 9.3 percent to $1,373 per unit. Within this growth, U.S. Same Store F&I gross profit per retail unit increased 4.8 percent to a record $1,521 per unit.

▪
Adjusted SG&A expenses as a percent of gross profit improved 360 basis points to 72.7 percent. Adjusted Same Store SG&A expenses as a percent of gross profit improved 230 basis points to 71.1 percent in the U.S. and 830 basis points to 81.5 percent in Brazil.

▪	Adjusted operating margin improved 60 basis points to 3.5 percent.

▪
Quarter-to-date fully diluted common shares outstanding averaged 23.5 million shares, down roughly one million shares from the third quarter, reflecting the Company’s redemption of outstanding convertible securities during the second and third quarters of 2014.

Full Year 2014 Results (year-over-year comparable basis)

▪	Total gross profit grew 12.0 percent on 11.4 percent higher revenues of $9.9 billion.

▪	New vehicle gross profit increased 7.4 percent on 9.9 percent higher revenues, as the Company retailed 166,896 new vehicles in 2014.

▪	Retail used vehicle gross profit was 7.9 percent higher on a 14.0 percent revenue increase, as the Company retailed 109,873 used units in 2014.

▪	Parts and service gross profit rose 12.0 percent on 11.4 percent higher revenues.

▪	Same Store parts and service revenue grew 6.3 percent.

▪
F&I revenues rose 17.7 percent on 8.7 percent more retail unit sales; gross profit per retail unit was a record-setting $1,324. Same Store F&I profit per retail unit grew 9.3 percent, to a record $1,352, an increase of $115.

▪	SG&A expenses (adjusted) as a percent of gross profit improved 90 basis points to 73.9 percent, while Same Store SG&A (adjusted) as a percent of gross profit improved 70 basis points to 73.3 percent.

▪	Operating margin (adjusted) on a Same Store basis improved 10 basis points to 3.5 percent.

Segment Results for Fourth Quarter 2014 (year-over-year comparable basis)

▪	United States:
The Company’s U.S. revenues were $2.1 billion, an increase of 13.1 percent. The revenue growth was primarily explained by unit sales increases of 10.3 percent in new vehicles and 16.6 percent in retail used vehicles, as well as an increase of 10.6 percent in parts and service revenue. This strong revenue growth drove gross profit growth of 16.4 percent, also reflecting expanded parts and service margins of 30 basis points, and an F&I PRU increase of 7.3 percent, or $103, to $1,521 per retail unit. As the Company has rebalanced its U.S. dealership portfolio over the past 12 months, consolidated results differ significantly from Same Store results.

On a comparable adjusted basis, SG&A expense as a percent of gross profit improved 350 basis points to 70.9 percent, operating margin was 3.9 percent and pretax margin was 2.9 percent. The Company’s U.S. operations accounted for 82.9 percent of total revenues, 86.7 percent of total gross profit and 94.6 percent of the Company’s adjusted pretax income.

▪	United Kingdom:
The Company’s U.K. operations accounted for 9.3 percent of total revenues, 7.5 percent of total gross profit, and 3.1 percent of the Company’s adjusted pretax income. Total revenue increased 19.6 percent to $236.0 million, and gross profit increased 10.1 percent. Revenue growth was primarily driven by a 24.4 percent increase in finance and insurance gross profit per unit sold, and continued strong growth in parts and service revenue, which was up 14.3 percent for the quarter.

On a comparable adjusted basis, SG&A expense as a percent of gross profit increased 220 basis points to 84.9 percent, which was attributable to the acquisition of 3 BMW / MINI dealerships in the U.K. in December.

▪	Brazil:
The Company’s Brazilian operations accounted for 7.8 percent of total revenues, 5.8 percent of total gross profit and 2.3 percent of the Company’s adjusted pretax income. Gross profit was $21.2 million on revenues of $198.5 million, decreases of 10.9% and 10.4%, respectively. These decreases were driven by our previously announced disposition of three Renault franchises, as well as a weaker exchange rate. On a local currency, same store basis, revenues and gross profit increased 2.7% and 4.8%, respectively. Same store gross profit improvements were highlighted by a 23.0% increase in used vehicles and a 10.3% increase in F&I, both of which were driven by higher profitability per retail unit sold.

On a comparable adjusted basis, SG&A expense as a percent of gross profit improved 660 basis points, to 84.0 percent, operating margin was 1.4 percent and pretax margin was 0.7 percent. On a sequential basis, adjusted SG&A expense as a percent of gross profit improved 290 basis points from 86.9 percent in the third quarter of 2014.

Share Repurchase Authorization
During 2014, the Company repurchased 537,000 shares at an average price of $68.51. As of December 31, 2014, approximately $99.4 million remains under the Company’s common stock share repurchase authorization. Purchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions.

Capital Restructure
As previously announced, the Company successfully retired its 2.25% Convertible Senior Notes due 2036 and 3.00% Convertible Senior Notes due 2020 during the second and third quarters of 2014.  In conjunction with these redemptions, the Company issued $550.0 million aggregate principal amount of 5.00% Senior Notes due 2022. This capital restructuring reduced our ongoing diluted share count by approximately 2.7 million shares.

Corporate Development
As previously announced during the fourth quarter, the Company acquired 3 BMW/MINI dealerships in the U.K. The Company was also granted a Sprinter franchise in Beaumont, Texas. These additions are expected to generate approximately $230 million in estimated annual revenues. Also, during the fourth quarter, the Company divested 4 franchises, which included 1 Fiat franchise in Houston Texas, and 3 Renault franchises in Brazil, which generated approximately $60 million in trailing-twelve-month revenues.

During 2014, the Company acquired a total of 19 franchises that are expected to generate roughly $910 million in estimated annual revenues and disposed of 12 franchises that generated approximately $450 million in trailing-twelve-month revenues.

Fourth Quarter Earnings Conference Call Details
Group 1's senior management will host a conference call today at 10 a.m. ET to discuss the fourth quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: www.group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic:     1-888-317-6003
International:     1-412-317-6061
Conference ID:    9567930

A telephonic replay will be available following the call through March 6, 2015 by dialing:

Domestic:     1-877-344-7529
International:     1-412-317-0088
Replay ID:    10059575

About Group 1 Automotive, Inc.
Group 1 owns and operates 150 automotive dealerships, 195 franchises, and 38 collision centers in the United States, the United Kingdom and Brazil that offer 32 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,485,473	$1,351,800	9.9
Used vehicle retail sales	581,797	503,397	15.6
Used vehicle wholesale sales	94,652	88,518	6.9
Parts and service	281,354	256,909	9.5
Finance and insurance	95,664	78,868	21.3
Total revenues	2,538,940	2,279,492	11.4
COST OF SALES:
New vehicle retail sales	1,402,238	1,278,221	9.7
Used vehicle retail sales	541,053	467,781	15.7
Used vehicle wholesale sales	95,390	90,113	5.9
Parts and service	134,300	122,056	10.0
Total cost of sales	2,172,981	1,958,171	11.0
GROSS PROFIT	365,959	321,321	13.9
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	268,203	245,401	9.3
DEPRECIATION AND AMORTIZATION EXPENSE	10,920	9,436	15.7
ASSET IMPAIRMENTS	30,426	5,368	466.8
OPERATING INCOME	56,410	61,116	(7.7)
OTHER EXPENSE:
Floorplan interest expense	(9,919)	(10,740)	(7.6)
Other interest expense, net	(13,367)	(10,188)	31.2
INCOME BEFORE INCOME TAXES	33,124	40,188	(17.6)
PROVISION FOR INCOME TAXES	(14,447)	(18,467)	(21.8)
NET INCOME	$18,677	$21,721	(14.0)
Earnings allocated to participating securities	$(695)	$(794)	(12.5)
Earnings available to diluted common shares	$17,982	$20,927	(14.1)
DILUTED EARNINGS PER SHARE	$0.77	$0.81	(4.9)
Weighted average dilutive common shares outstanding	23,466	25,792	(9.0)
Weighted average participating securities	925	983	(5.9)
Total weighted average shares outstanding	24,391	26,775	(8.9)

	Twelve Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$5,741,619	$5,224,921	9.9
Used vehicle retail sales	2,324,868	2,039,428	14.0
Used vehicle wholesale sales	379,143	332,185	14.1
Parts and service	1,125,694	1,010,685	11.4
Finance and insurance	366,565	311,362	17.7
Total revenues	9,937,889	8,918,581	11.4
COST OF SALES:
New vehicle retail sales	5,430,402	4,935,046	10.0
Used vehicle retail sales	2,151,346	1,878,549	14.5
Used vehicle wholesale sales	376,824	332,380	13.4
Parts and service	531,379	480,060	10.7
Total cost of sales	8,489,951	7,626,035	11.3
GROSS PROFIT	1,447,938	1,292,546	12.0
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	1,061,964	976,856	8.7
DEPRECIATION AND AMORTIZATION EXPENSE	42,344	35,826	18.2
ASSET IMPAIRMENTS	41,520	6,542	534.7
OPERATING INCOME	302,110	273,322	10.5
OTHER EXPENSE:
Floorplan interest expense	(41,614)	(41,667)	(0.1)
Other interest expense, net	(49,693)	(38,971)	27.5
Other expense, net	—	(789)	(100.0)
Loss on extinguishment of long-term debt	(46,403)	—	100.0
INCOME BEFORE INCOME TAXES	164,400	191,895	(14.3)
PROVISION FOR INCOME TAXES	(71,396)	(77,903)	(8.4)
NET INCOME	$93,004	$113,992	(18.4)
Earnings allocated to participating securities	$(3,468)	$(4,599)	(24.6)
Earnings available to diluted common shares	$89,536	$109,393	(18.2)
DILUTED EARNINGS PER SHARE	$3.60	$4.32	(16.7)
Weighted average dilutive common shares outstanding	24,885	25,314	(1.7)
Weighted average participating securities	961	1,067	(9.9)
Total weighted average shares outstanding	25,846	26,381	(2.0)

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	December 31,	December 31,
	2014	2013	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$40,975	$20,215	102.7
Contracts in transit and vehicle receivables, net	237,448	225,156	5.5
Accounts and notes receivable, net	151,330	135,058	12.0
Inventories, net	1,556,705	1,542,318	0.9
Deferred income taxes	11,062	21,150	(47.7)
Prepaid expenses and other current assets	37,699	24,041	56.8
Total current assets	2,035,219	1,967,938	3.4
PROPERTY AND EQUIPMENT, net	950,388	796,356	19.3
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,134,324	1,038,808	9.2
OTHER ASSETS	21,561	16,376	31.7
Total assets	$4,141,492	$3,819,478	8.4

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,143,246	$1,143,104	—
Offset account related to floorplan notes payable - credit facility	(39,616)	(56,198)	(29.5)
Floorplan notes payable - manufacturer affiliates	307,656	346,572	(11.2)
Offset account related to floorplan notes payable - manufacturer affiliates	(22,500)	—	100.0
Current maturities of long-term debt and short-term financing	45,066	36,225	24.4
Accounts payable	288,320	254,930	13.1
Accrued expenses	172,463	140,543	22.7
Total current liabilities	1,894,635	1,865,176	1.6
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $0 and $182,753 at December 31, 2014 and December 31, 2013, respectively)	—	160,334	(100.0)
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $0 and $115,000 at December 31, 2014 and December 31, 2013, respectively)	—	84,305	(100.0)
5.00% SENIOR NOTES (aggregate principal of $550,000 at December 31, 2014)	540,100	—	100.0
REAL ESTATE CREDIT FACILITY, net of current maturities	54,663	64,271	(14.9)
ACQUISITION LINE	69,713	60,000	16.2
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	319,984	250,958	27.5
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	51,941	43,821	18.5
DEFERRED INCOME TAXES	141,239	152,291	(7.3)
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	25,311	26,078	(2.9)
OTHER LIABILITIES	65,896	47,975	37.4
COMMITMENTS AND CONTINGENCIES
TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 3.00% CONVERTIBLE SENIOR NOTES	—	29,094	(100.0)
STOCKHOLDERS' EQUITY:
Common stock	257	257	—
Additional paid-in capital	286,854	368,641	(22.2)
Retained earnings	852,057	776,101	9.8
Accumulated other comprehensive loss	(81,984)	(51,677)	58.6
Treasury stock	(79,174)	(58,147)	36.2
Total stockholders' equity	978,010	1,035,175	(5.5)
Total liabilities and stockholders' equity	$4,141,492	$3,819,478	8.4

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2014 (%)	2013 (%)	2014 (%)	2013 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	5.6	4.6	5.8	5.6
	Georgia	4.2	3.4	4.6	3.5
	New Jersey	2.7	4.2	3.1	4.2
	New Hampshire	1.9	2.1	2.1	2.3
	South Carolina	1.7	1.8	1.5	1.6
	Louisiana	1.5	2.1	1.7	2.3
	Mississippi	1.3	1.3	1.4	1.5
	Florida	1.3	1.3	1.4	1.3
	Alabama	0.8	0.8	0.8	0.8
	Maryland	0.6	0.6	0.5	0.6
	New York	—	2.8	1.3	2.7
		21.6	25.0	24.2	26.4

West	Texas	39.2	34.5	36.2	32.9
	California	9.2	9.2	9.5	10.3
	Oklahoma	7.9	7.3	8.3	7.7
	Kansas	2.1	2.5	2.3	2.5
	Louisiana	0.6	0.7	0.6	0.4
		59.0	54.2	56.9	53.8

International	Brazil	11.0	13.2	10.1	11.0
	United Kingdom	8.4	7.6	8.8	8.8
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		25.4	25.4	26.7	26.6
BMW/MINI		12.2	12.1	11.5	11.1
Honda/Acura		11.5	12.9	11.3	12.3
Ford/Lincoln		10.3	11.1	10.9	11.6
Nissan/Infiniti		9.7	9.9	9.4	10.2
Chevrolet/GMC/Buick/Cadillac		7.6	5.0	6.4	4.8
Volkswagen/Audi/Porsche		5.6	5.5	6.1	6.3
Hyundai/Kia		5.3	4.5	5.5	4.6
Mercedes-Benz/smart/Sprinter		5.2	5.5	4.5	4.5
Chrysler/Dodge/Jeep/RAM		4.1	3.8	4.4	4.0
Other		3.1	4.3	3.3	4.0
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,220,209	$1,088,452	12.1
Used vehicle retail sales	483,267	417,443	15.8
Used vehicle wholesale sales	70,682	62,768	12.6
Total used	553,949	480,211	15.4
Parts and service	242,833	219,633	10.6
Finance and insurance	87,423	72,225	21.0
Total	$2,104,414	$1,860,521	13.1
GROSS MARGIN %:
New vehicle retail sales	5.4	5.2
Used vehicle retail sales	7.3	7.2
Used vehicle wholesale sales	(0.7)	(2.9)
Total used	6.3	5.9
Parts and service	53.0	52.7
Finance and insurance	100.0	100.0
Total	15.1	14.7
GROSS PROFIT:
New vehicle retail sales	$66,459	$56,349	17.9
Used vehicle retail sales	35,329	30,156	17.2
Used vehicle wholesale sales	(508)	(1,830)	(72.2)
Total used	34,821	28,326	22.9
Parts and service	128,759	115,831	11.2
Finance and insurance	87,423	72,225	21.0
Total	$317,462	$272,731	16.4
UNITS SOLD:
Retail new vehicles sold	34,020	30,836	10.3
Retail used vehicles sold	23,446	20,115	16.6
Wholesale used vehicles sold	10,956	10,069	8.8
Total used	34,402	30,184	14.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,867	$35,298	1.6
Used vehicle retail	$20,612	$20,753	(0.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,954	$1,827	7.0
Used vehicle retail sales	1,507	1,499	0.5
Used vehicle wholesale sales	(46)	(182)	(74.7)
Total used	1,012	938	7.9
Finance and insurance (per retail unit)	$1,521	$1,418	7.3
OTHER: (1)
SG&A expenses	$225,168	$202,951	10.9
SG&A as % revenues	10.7	10.9
SG&A as % gross profit	70.9	74.4
Operating margin %	3.9	3.3
Pretax margin %	2.9	2.3
INTEREST EXPENSE:
Floorplan interest	$(8,571)	$(8,761)	(2.2)
Floorplan assistance	11,525	9,994	15.3
Net floorplan income	$2,954	$1,233	139.6
Other interest expense, net	$(12,189)	$(9,991)	22.0

	Twelve Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$4,669,512	$4,220,913	10.6
Used vehicle retail sales	1,923,740	1,728,072	11.3
Used vehicle wholesale sales	279,074	236,995	17.8
Total used	2,202,814	1,965,067	12.1
Parts and service	966,672	878,951	10.0
Finance and insurance	336,243	288,409	16.6
Total	$8,175,241	$7,353,340	11.2
GROSS MARGIN %:
New vehicle retail sales	5.2	5.2
Used vehicle retail sales	7.8	8.2
Used vehicle wholesale sales	0.5	(0.4)
Total used	6.9	7.2
Parts and service	53.5	53.1
Finance and insurance	100.0	100.0
Total	15.2	15.2
GROSS PROFIT:
New vehicle retail sales	$241,465	$220,344	9.6
Used vehicle retail sales	149,942	142,053	5.6
Used vehicle wholesale sales	1,456	(830)	275.4
Total used	151,398	141,223	7.2
Parts and service	516,801	466,439	10.8
Finance and insurance	336,243	288,409	16.6
Total	$1,245,907	$1,116,415	11.6
UNITS SOLD:
Retail new vehicles sold	135,301	125,069	8.2
Retail used vehicles sold	93,813	85,365	9.9
Wholesale used vehicles sold	43,351	40,121	8.1
Total used	137,164	125,486	9.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,512	$33,749	2.3
Used vehicle retail	$20,506	$20,243	1.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,785	$1,762	1.3
Used vehicle retail sales	1,598	1,664	(4.0)
Used vehicle wholesale sales	34	(21)	261.9
Total used	1,104	1,125	(1.9)
Finance and insurance (per retail unit)	$1,468	$1,371	7.1
OTHER: (1)
SG&A expenses	$902,311	$822,513	9.7
SG&A as % revenues	11.0	11.2
SG&A as % gross profit	72.4	73.7
Operating margin %	3.8	3.6
Pretax margin %	2.8	2.6
INTEREST EXPENSE:
Floorplan interest	$(34,060)	$(33,789)	0.8
Floorplan assistance	44,494	38,285	16.2
Net floorplan income	$10,434	$4,496	132.1
Other interest expense, net	$(46,516)	$(37,983)	22.5

(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$121,874	$99,499	22.5
Used vehicle retail sales	68,247	58,689	16.3
Used vehicle wholesale sales	19,931	17,395	14.6
Total used	88,178	76,084	15.9
Parts and service	20,904	18,292	14.3
Finance and insurance	5,070	3,486	45.4
Total	$236,026	$197,361	19.6
GROSS MARGIN %:
New vehicle retail sales	6.2	6.8
Used vehicle retail sales	6.0	7.4
Used vehicle wholesale sales	(2.6)	(0.6)
Total used	4.0	5.5
Parts and service	53.2	56.2
Finance and insurance	100.0	100.0
Total	11.6	12.6
GROSS PROFIT:
New vehicle retail sales	$7,552	$6,801	11.0
Used vehicle retail sales	4,088	4,334	(5.7)
Used vehicle wholesale sales	(528)	(113)	367.3
Total used	3,560	4,221	(15.7)
Parts and service	11,117	10,285	8.1
Finance and insurance	5,070	3,486	45.4
Total	$27,299	$24,793	10.1
UNITS SOLD:
Retail new vehicles sold	3,545	2,961	19.7
Retail used vehicles sold	2,664	2,347	13.5
Wholesale used vehicles sold	2,237	1,963	14.0
Total used	4,901	4,310	13.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,379	$33,603	2.3
Used vehicle retail	$25,618	$25,006	2.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,130	$2,297	(7.3)
Used vehicle retail sales	1,535	1,847	(16.9)
Used vehicle wholesale sales	(236)	(58)	306.9
Total used	726	979	(25.8)
Finance and insurance (per retail unit)	$817	$657	24.4
OTHER: (1)
SG&A expenses	$23,176	$20,516	13.0
SG&A as % revenues	9.8	10.4
SG&A as % gross profit	84.9	82.7
Operating margin %	1.3	1.8
Pretax margin %	0.9	1.4
INTEREST EXPENSE:
Floorplan interest	$(474)	$(437)	8.5
Floorplan assistance	146	147	(0.7)
Net floorplan expense	$(328)	$(290)	13.1
Other interest expense, net	$(663)	$(358)	85.2

	Twelve Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$519,137	$441,537	17.6
Used vehicle retail sales	283,147	221,590	27.8
Used vehicle wholesale sales	82,235	66,077	24.5
Total used	365,382	287,667	27.0
Parts and service	83,747	67,557	24.0
Finance and insurance	18,986	14,028	35.3
Total	$987,252	$810,789	21.8
GROSS MARGIN %:
New vehicle retail sales	6.6	6.4
Used vehicle retail sales	5.9	6.5
Used vehicle wholesale sales	(0.6)	(1.3)
Total used	4.4	4.7
Parts and service	54.7	55.0
Finance and insurance	100.0	100.0
Total	11.7	11.5
GROSS PROFIT:
New vehicle retail sales	$34,395	$28,442	20.9
Used vehicle retail sales	16,772	14,451	16.1
Used vehicle wholesale sales	(532)	(856)	(37.9)
Total used	16,240	13,595	19.5
Parts and service	45,772	37,156	23.2
Finance and insurance	18,986	14,028	35.3
Total	$115,393	$93,221	23.8
UNITS SOLD:
Retail new vehicles sold	14,689	13,699	7.2
Retail used vehicles sold	10,772	9,109	18.3
Wholesale used vehicles sold	8,776	7,735	13.5
Total used	19,548	16,844	16.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,342	$32,231	9.7
Used vehicle retail	$26,285	$24,326	8.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,342	$2,076	12.8
Used vehicle retail sales	1,557	1,586	(1.8)
Used vehicle wholesale sales	(61)	(111)	(45.0)
Total used	831	807	3.0
Finance and insurance (per retail unit)	$746	$615	21.3
OTHER: (1)
SG&A expenses	$90,239	$74,636	20.9
SG&A as % revenues	9.1	9.2
SG&A as % gross profit	78.2	80.1
Operating margin %	2.2	2.0
Pretax margin %	1.8	1.6
INTEREST EXPENSE:
Floorplan interest	$(1,662)	$(1,589)	4.6
Floorplan assistance	651	258	152.3
Net floorplan expense	$(1,011)	$(1,331)	(24.0)
Other interest expense, net	$(2,065)	$(1,157)	78.5
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$143,390	$163,849	(12.5)
Used vehicle retail sales	30,283	27,265	11.1
Used vehicle wholesale sales	4,039	8,355	(51.7)
Total used	34,322	35,620	(3.6)
Parts and service	17,617	18,984	(7.2)
Finance and insurance	3,171	3,157	0.4
Total	$198,500	$221,610	(10.4)
GROSS MARGIN %:
New vehicle retail sales	6.4	6.4
Used vehicle retail sales	4.4	4.1
Used vehicle wholesale sales	7.4	4.2
Total used	4.7	4.1
Parts and service	40.7	46.0
Finance and insurance	100.0	100.0
Total	10.7	10.7
GROSS PROFIT:
New vehicle retail sales	$9,224	$10,429	(11.6)
Used vehicle retail sales	1,327	1,126	17.9
Used vehicle wholesale sales	298	348	(14.4)
Total used	1,625	1,474	10.2
Parts and service	7,178	8,737	(17.8)
Finance and insurance	3,171	3,157	0.4
Total	$21,198	$23,797	(10.9)
UNITS SOLD:
Retail new vehicles sold	4,632	5,131	(9.7)
Retail used vehicles sold	1,389	1,420	(2.2)
Wholesale used vehicles sold	645	852	(24.3)
Total used	2,034	2,272	(10.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,956	$31,933	(3.1)
Used vehicle retail	$21,802	$19,201	13.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,991	$2,033	(2.1)
Used vehicle retail sales	955	793	20.4
Used vehicle wholesale sales	462	408	13.2
Total used	799	649	23.1
Finance and insurance (per retail unit)	$527	$482	9.3
OTHER: (1)
SG&A expenses	$17,810	$21,550	(17.4)
SG&A as % revenues	9.0	9.7
SG&A as % gross profit	84.0	90.6
Operating margin %	1.4	0.8
Pretax margin %	0.7	0.2
INTEREST EXPENSE:
Floorplan interest	$(874)	$(1,542)	(43.3)
Floorplan assistance	—	—	—
Net floorplan expense	$(874)	$(1,542)	(43.3)
Other interest (expense) income, net	$(515)	$161	(419.9)

	Twelve Months Ended December 31,
	2014	2013 (2)	% Change
REVENUES:
New vehicle retail sales	$552,970	$562,471	(1.7)
Used vehicle retail sales	117,981	89,766	31.4
Used vehicle wholesale sales	17,834	29,113	(38.7)
Total used	135,815	118,879	14.2
Parts and service	75,275	64,177	17.3
Finance and insurance	11,336	8,925	27.0
Total	$775,396	$754,452	2.8
GROSS MARGIN %:
New vehicle retail sales	6.4	7.3
Used vehicle retail sales	5.8	4.9
Used vehicle wholesale sales	7.8	5.1
Total used	6.0	4.9
Parts and service	42.2	42.1
Finance and insurance	100.0	100.0
Total	11.2	11.0
GROSS PROFIT:
New vehicle retail sales	$35,357	$41,089	(14.0)
Used vehicle retail sales	6,808	4,375	55.6
Used vehicle wholesale sales	1,395	1,491	(6.4)
Total used	8,203	5,866	39.8
Parts and service	31,742	27,030	17.4
Finance and insurance	11,336	8,925	27.0
Total	$86,638	$82,910	4.5
UNITS SOLD:
Retail new vehicles sold	16,906	17,098	(1.1)
Retail used vehicles sold	5,288	4,339	21.9
Wholesale used vehicles sold	2,475	2,880	(14.1)
Total used	7,763	7,219	7.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,709	$32,897	(0.6)
Used vehicle retail	$22,311	$20,688	7.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,091	$2,403	(13.0)
Used vehicle retail sales	1,287	1,008	27.7
Used vehicle wholesale sales	564	518	8.9
Total used	1,057	813	30.0
Finance and insurance (per retail unit)	$511	$416	22.8
OTHER: (1)
SG&A expenses	$78,152	$70,297	11.2
SG&A as % revenues	10.1	9.3
SG&A as % gross profit	90.2	84.8
Operating margin %	0.8	1.5
Pretax margin %	(0.1)	0.7
INTEREST EXPENSE:
Floorplan interest	$(5,892)	$(6,289)	(6.3)
Floorplan assistance	—	—	—
Net floorplan expense	$(5,892)	$(6,289)	(6.3)
Other interest (expense) income, net	$(1,112)	$169	(758.0)
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

(2) Results are for the period from the date of acquisition (February 28, 2013) through December 31, 2013.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,485,473	$1,351,800	9.9
Used vehicle retail sales	581,797	503,397	15.6
Used vehicle wholesale sales	94,652	88,518	6.9
Total used	676,449	591,915	14.3
Parts and service	281,354	256,909	9.5
Finance and insurance	95,664	78,868	21.3
Total	$2,538,940	$2,279,492	11.4
GROSS MARGIN %:
New vehicle retail sales	5.6	5.4
Used vehicle retail sales	7.0	7.1
Used vehicle wholesale sales	(0.8)	(1.8)
Total used	5.9	5.7
Parts and service	52.3	52.5
Finance and insurance	100.0	100.0
Total	14.4	14.1
GROSS PROFIT:
New vehicle retail sales	$83,235	$73,579	13.1
Used vehicle retail sales	40,744	35,616	14.4
Used vehicle wholesale sales	(738)	(1,595)	(53.7)
Total used	40,006	34,021	17.6
Parts and service	147,054	134,853	9.0
Finance and insurance	95,664	78,868	21.3
Total	$365,959	$321,321	13.9
UNITS SOLD:
Retail new vehicles sold	42,197	38,928	8.4
Retail used vehicles sold	27,499	23,882	15.1
Wholesale used vehicles sold	13,838	12,884	7.4
Total used	41,337	36,766	12.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,203	$34,726	1.4
Used vehicle retail	$21,157	$21,079	0.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,973	$1,890	4.4
Used vehicle retail sales	1,482	1,491	(0.6)
Used vehicle wholesale sales	(53)	(124)	(57.3)
Total used	968	925	4.6
Finance and insurance (per retail unit)	$1,373	$1,256	9.3
OTHER: (1)
SG&A expenses	$266,154	$245,016	8.6
SG&A as % revenues	10.5	10.7
SG&A as % gross profit	72.7	76.3
Operating margin %	3.5	2.9
Pretax margin %	2.6	2.0
INTEREST EXPENSE:
Floorplan interest	$(9,919)	$(10,740)	(7.6)
Floorplan assistance	11,672	10,141	15.1
Net floorplan (expense) income	$1,753	$(599)	392.7
Other interest expense, net	$(13,367)	$(10,188)	31.2

	Twelve Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$5,741,619	$5,224,921	9.9
Used vehicle retail sales	2,324,868	2,039,428	14.0
Used vehicle wholesale sales	379,143	332,185	14.1
Total used	2,704,011	2,371,613	14.0
Parts and service	1,125,694	1,010,685	11.4
Finance and insurance	366,565	311,362	17.7
Total	$9,937,889	$8,918,581	11.4
GROSS MARGIN %:
New vehicle retail sales	5.4	5.5
Used vehicle retail sales	7.5	7.9
Used vehicle wholesale sales	0.6	(0.1)
Total used	6.5	6.8
Parts and service	52.8	52.5
Finance and insurance	100.0	100.0
Total	14.6	14.5
GROSS PROFIT:
New vehicle retail sales	$311,217	$289,875	7.4
Used vehicle retail sales	173,522	160,879	7.9
Used vehicle wholesale sales	2,319	(195)	1,289.2
Total used	175,841	160,684	9.4
Parts and service	594,315	530,625	12.0
Finance and insurance	366,565	311,362	17.7
Total	$1,447,938	$1,292,546	12.0
UNITS SOLD:
Retail new vehicles sold	166,896	155,866	7.1
Retail used vehicles sold	109,873	98,813	11.2
Wholesale used vehicles sold	54,602	50,736	7.6
Total used	164,475	149,549	10.0
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,402	$33,522	2.6
Used vehicle retail	$21,160	$20,639	2.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,865	$1,860	0.3
Used vehicle retail sales	1,579	1,628	(3.0)
Used vehicle wholesale sales	42	(4)	1,150.0
Total used	1,069	1,074	(0.5)
Finance and insurance (per retail unit)	$1,324	$1,223	8.3
OTHER: (1)
SG&A expenses	$1,070,701	$967,446	10.7
SG&A as % revenues	10.8	10.8
SG&A as % gross profit	73.9	74.8
Operating margin %	3.4	3.2
Pretax margin %	2.5	2.3
INTEREST EXPENSE:
Floorplan interest	$(41,614)	$(41,667)	(0.1)
Floorplan assistance	45,145	38,543	17.1
Net floorplan (expense) income	$3,531	$(3,124)	213.0
Other interest expense, net	$(49,693)	$(38,971)	27.5
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,097,223	$1,010,885	8.5
Used vehicle retail sales	427,749	394,271	8.5
Used vehicle wholesale sales	63,180	58,347	8.3
Total used	490,929	452,618	8.5
Parts and service	221,336	206,347	7.3
Finance and insurance	78,748	69,764	12.9
Total	$1,888,236	$1,739,614	8.5
GROSS MARGIN %:
New vehicle retail sales	5.3	5.1
Used vehicle retail sales	7.3	7.4
Used vehicle wholesale sales	(0.1)	(2.3)
Total used	6.4	6.1
Parts and service	52.5	52.4
Finance and insurance	100.0	100.0
Total	15.0	14.8
GROSS PROFIT:
New vehicle retail sales	$57,680	$51,946	11.0
Used vehicle retail sales	31,291	29,105	7.5
Used vehicle wholesale sales	(85)	(1,363)	(93.8)
Total used	31,206	27,742	12.5
Parts and service	116,138	108,057	7.5
Finance and insurance	78,748	69,764	12.9
Total	$283,772	$257,509	10.2
UNITS SOLD:
Retail new vehicles sold	30,827	28,919	6.6
Retail used vehicles sold	20,930	19,165	9.2
Wholesale used vehicles sold	9,833	9,397	4.6
Total used	30,763	28,562	7.7
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,593	$34,956	1.8
Used vehicle retail	$20,437	$20,572	(0.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,871	$1,796	4.2
Used vehicle retail sales	1,495	1,519	(1.6)
Used vehicle wholesale sales	(9)	(145)	(93.8)
Total used	1,014	971	4.4
Finance and insurance (per retail unit)	$1,521	$1,451	4.8
OTHER: (2)
SG&A expenses	$201,724	$189,064	6.7
SG&A as % revenues	10.7	10.9
SG&A as % gross profit	71.1	73.4
Operating margin %	3.9	3.5

	Twelve Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$4,276,808	$4,027,539	6.2
Used vehicle retail sales	1,752,151	1,662,671	5.4
Used vehicle wholesale sales	255,504	224,686	13.7
Total used	2,007,655	1,887,357	6.4
Parts and service	891,099	840,398	6.0
Finance and insurance	312,174	280,489	11.3
Total	$7,487,736	$7,035,783	6.4
GROSS MARGIN %:
New vehicle retail sales	5.1	5.3
Used vehicle retail sales	7.8	8.3
Used vehicle wholesale sales	0.9	0.1
Total used	6.9	7.3
Parts and service	53.2	53.0
Finance and insurance	100.0	100.0
Total	15.3	15.3
GROSS PROFIT:
New vehicle retail sales	$218,544	$211,545	3.3
Used vehicle retail sales	136,065	137,811	(1.3)
Used vehicle wholesale sales	2,331	312	647.1
Total used	138,396	138,123	0.2
Parts and service	474,505	445,077	6.6
Finance and insurance	312,174	280,489	11.3
Total	$1,143,619	$1,075,234	6.4
UNITS SOLD:
Retail new vehicles sold	124,274	119,202	4.3
Retail used vehicles sold	85,266	82,235	3.7
Wholesale used vehicles sold	40,036	38,163	4.9
Total used	125,302	120,398	4.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,414	$33,788	1.9
Used vehicle retail	$20,549	$20,219	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,759	$1,775	(0.9)
Used vehicle retail sales	1,596	1,676	(4.8)
Used vehicle wholesale sales	58	8	625.0
Total used	1,104	1,147	(3.7)
Finance and insurance (per retail unit)	$1,490	$1,392	7.0
OTHER: (2)
SG&A expenses	$822,547	$781,010	5.3
SG&A as % revenues	11.0	11.1
SG&A as % gross profit	71.9	72.6
Operating margin %	3.8	3.7
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$111,083	$99,499	11.6
Used vehicle retail sales	63,215	58,689	7.7
Used vehicle wholesale sales	17,586	17,394	1.1
Total used	80,801	76,083	6.2
Parts and service	19,288	18,292	5.4
Finance and insurance	4,798	3,481	37.8
Total	$215,970	$197,355	9.4
GROSS MARGIN %:
New vehicle retail sales	6.3	6.8
Used vehicle retail sales	6.1	7.4
Used vehicle wholesale sales	(2.3)	(0.7)
Total used	4.3	5.5
Parts and service	54.7	56.2
Finance and insurance	100.0	100.0
Total	12.0	12.6
GROSS PROFIT:
New vehicle retail sales	$7,003	$6,795	3.1
Used vehicle retail sales	3,887	4,334	(10.3)
Used vehicle wholesale sales	(402)	(114)	252.6
Total used	3,485	4,220	(17.4)
Parts and service	10,542	10,285	2.5
Finance and insurance	4,798	3,481	37.8
Total	$25,828	$24,781	4.2
UNITS SOLD:
Retail new vehicles sold	3,268	2,961	10.4
Retail used vehicles sold	2,480	2,347	5.7
Wholesale used vehicles sold	2,079	1,963	5.9
Total used	4,559	4,310	5.8
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,991	$33,603	1.2
Used vehicle retail	$25,490	$25,006	1.9
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,143	$2,295	(6.6)
Used vehicle retail sales	1,567	1,847	(15.2)
Used vehicle wholesale sales	(193)	(58)	232.8
Total used	764	979	(22.0)
Finance and insurance (per retail unit)	$835	$656	27.3
OTHER: (2)
SG&A expenses	$21,426	$20,519	4.4
SG&A as % revenues	9.9	10.4
SG&A as % gross profit	83.0	82.8
Operating margin %	1.6	1.8

	Twelve Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$500,004	$441,537	13.2
Used vehicle retail sales	266,183	221,590	20.1
Used vehicle wholesale sales	77,993	66,077	18.0
Total used	344,176	287,667	19.6
Parts and service	79,148	67,557	17.2
Finance and insurance	18,079	14,011	29.0
Total	$941,407	$810,772	16.1
GROSS MARGIN %:
New vehicle retail sales	6.7	6.4
Used vehicle retail sales	6.0	6.5
Used vehicle wholesale sales	(0.6)	(1.3)
Total used	4.5	4.7
Parts and service	55.1	55.0
Finance and insurance	100.0	100.0
Total	11.8	11.5
GROSS PROFIT:
New vehicle retail sales	$33,516	$28,424	17.9
Used vehicle retail sales	15,883	14,446	9.9
Used vehicle wholesale sales	(446)	(856)	(47.9)
Total used	15,437	13,590	13.6
Parts and service	43,641	37,147	17.5
Finance and insurance	18,079	14,011	29.0
Total	$110,673	$93,172	18.8
UNITS SOLD:
Retail new vehicles sold	13,996	13,699	2.2
Retail used vehicles sold	9,902	9,109	8.7
Wholesale used vehicles sold	8,181	7,735	5.8
Total used	18,083	16,844	7.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,725	$32,231	10.8
Used vehicle retail	$26,882	$24,326	10.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,395	$2,075	15.4
Used vehicle retail sales	1,604	1,586	1.1
Used vehicle wholesale sales	(55)	(111)	(50.5)
Total used	854	807	5.8
Finance and insurance (per retail unit)	$757	$614	23.3
OTHER: (2)
SG&A expenses	$85,681	$74,637	14.8
SG&A as % revenues	9.1	9.2
SG&A as % gross profit	77.4	80.1
Operating margin %	2.3	2.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$139,363	$154,443	(9.8)
Used vehicle retail sales	29,602	26,301	12.6
Used vehicle wholesale sales	3,839	7,764	(50.6)
Total used	33,441	34,065	(1.8)
Parts and service	16,232	17,694	(8.3)
Finance and insurance	3,136	2,842	10.3
Total	$192,172	$209,044	(8.1)
GROSS MARGIN %:
New vehicle retail sales	6.5	6.2
Used vehicle retail sales	4.6	4.0
Used vehicle wholesale sales	7.7	3.6
Total used	4.9	3.9
Parts and service	42.8	46.9
Finance and insurance	100.0	100.0
Total	10.8	10.6
GROSS PROFIT:
New vehicle retail sales	$9,040	$9,649	(6.3)
Used vehicle retail sales	1,352	1,061	27.4
Used vehicle wholesale sales	296	279	6.1
Total used	1,648	1,340	23.0
Parts and service	6,950	8,307	(16.3)
Finance and insurance	3,136	2,842	10.3
Total	$20,774	$22,138	(6.2)
UNITS SOLD:
Retail new vehicles sold	4,504	4,627	(2.7)
Retail used vehicles sold	1,338	1,347	(0.7)
Wholesale used vehicles sold	612	747	(18.1)
Total used	1,950	2,094	(6.9)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$30,942	$33,379	(7.3)
Used vehicle retail	$22,124	$19,526	13.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,007	$2,085	(3.7)
Used vehicle retail sales	1,010	788	28.2
Used vehicle wholesale sales	484	373	29.8
Total used	845	640	32.0
Finance and insurance (per retail unit)	$537	$476	12.8
OTHER: (2)
SG&A expenses	$16,931	$19,881	(14.8)
SG&A as % revenues	8.8	9.5
SG&A as % gross profit	81.5	89.8
Operating margin %	1.8	0.9

	Twelve Months Ended December 31,
	2014	2013 (3)	% Change
REVENUES:
New vehicle retail sales	$460,209	$553,066	(16.8)
Used vehicle retail sales	95,376	88,801	7.4
Used vehicle wholesale sales	13,844	28,522	(51.5)
Total used	109,220	117,323	(6.9)
Parts and service	61,855	62,886	(1.6)
Finance and insurance	9,668	8,611	12.3
Total	$640,952	$741,886	(13.6)
GROSS MARGIN %:
New vehicle retail sales	6.4	7.3
Used vehicle retail sales	5.7	4.9
Used vehicle wholesale sales	7.9	5.0
Total used	6.0	4.9
Parts and service	42.2	42.3
Finance and insurance	100.0	100.0
Total	11.2	11.0
GROSS PROFIT:
New vehicle retail sales	$29,638	$40,311	(26.5)
Used vehicle retail sales	5,409	4,309	25.5
Used vehicle wholesale sales	1,098	1,422	(22.8)
Total used	6,507	5,731	13.5
Parts and service	26,100	26,599	(1.9)
Finance and insurance	9,668	8,611	12.3
Total	$71,913	$81,252	(11.5)
UNITS SOLD:
Retail new vehicles sold	13,847	16,594	(16.6)
Retail used vehicles sold	4,135	4,266	(3.1)
Wholesale used vehicles sold	1,904	2,775	(31.4)
Total used	6,039	7,041	(14.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,235	$33,329	(0.3)
Used vehicle retail	$23,066	$20,816	10.8
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,140	$2,429	(11.9)
Used vehicle retail sales	1,308	1,010	29.5
Used vehicle wholesale sales	577	512	12.7
Total used	1,077	814	32.3
Finance and insurance (per retail unit)	$538	$413	30.3
OTHER: (2)
SG&A expenses	$63,639	$68,630	(7.3)
SG&A as % revenues	9.9	9.3
SG&A as % gross profit	88.5	84.5
Operating margin %	1.0	1.5
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.
(3) Results are for the period from the date of acquisition (February 28, 2013) through December 31, 2013.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,347,669	$1,264,827	6.5
Used vehicle retail sales	520,566	479,261	8.6
Used vehicle wholesale sales	84,605	83,505	1.3
Total used	605,171	562,766	7.5
Parts and service	256,856	242,333	6.0
Finance and insurance	86,682	76,087	13.9
Total	$2,296,378	$2,146,013	7.0
GROSS MARGIN %:
New vehicle retail sales	5.5	5.4
Used vehicle retail sales	7.0	7.2
Used vehicle wholesale sales	(0.2)	(1.4)
Total used	6.0	5.9
Parts and service	52.0	52.3
Finance and insurance	100.0	100.0
Total	14.4	14.2
GROSS PROFIT:
New vehicle retail sales	$73,723	$68,390	7.8
Used vehicle retail sales	36,530	34,500	5.9
Used vehicle wholesale sales	(191)	(1,198)	(84.1)
Total used	36,339	33,302	9.1
Parts and service	133,630	126,649	5.5
Finance and insurance	86,682	76,087	13.9
Total	$330,374	$304,428	8.5
UNITS SOLD:
Retail new vehicles sold	38,599	36,507	5.7
Retail used vehicles sold	24,748	22,859	8.3
Wholesale used vehicles sold	12,524	12,107	3.4
Total used	37,272	34,966	6.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,915	$34,646	0.8
Used vehicle retail	$21,035	$20,966	0.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,910	$1,873	2.0
Used vehicle retail sales	1,476	1,509	(2.2)
Used vehicle wholesale sales	(15)	(99)	(84.8)
Total used	975	952	2.4
Finance and insurance (per retail unit)	$1,368	$1,282	6.7
OTHER: (2)
SG&A expenses	$240,081	$229,464	4.6
SG&A as % revenues	10.5	10.7
SG&A as % gross profit	72.7	75.4
Operating margin %	3.5	3.1

	Twelve Months Ended December 31,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$5,237,021	$5,022,142	4.3
Used vehicle retail sales	2,113,710	1,973,062	7.1
Used vehicle wholesale sales	347,341	319,285	8.8
Total used	2,461,051	2,292,347	7.4
Parts and service	1,032,102	970,841	6.3
Finance and insurance	339,921	303,111	12.1
Total	$9,070,095	$8,588,441	5.6
GROSS MARGIN %:
New vehicle retail sales	5.4	5.6
Used vehicle retail sales	7.4	7.9
Used vehicle wholesale sales	0.9	0.3
Total used	6.5	6.9
Parts and service	52.7	52.4
Finance and insurance	100.0	100.0
Total	14.6	14.6
GROSS PROFIT:
New vehicle retail sales	$281,698	$280,280	0.5
Used vehicle retail sales	157,357	156,566	0.5
Used vehicle wholesale sales	2,983	878	239.7
Total used	160,340	157,444	1.8
Parts and service	544,246	508,823	7.0
Finance and insurance	339,921	303,111	12.1
Total	$1,326,205	$1,249,658	6.1
UNITS SOLD:
Retail new vehicles sold	152,117	149,495	1.8
Retail used vehicles sold	99,303	95,610	3.9
Wholesale used vehicles sold	50,121	48,673	3.0
Total used	149,424	144,283	3.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,428	$33,594	2.5
Used vehicle retail	$21,285	$20,637	3.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,852	$1,875	(1.2)
Used vehicle retail sales	1,585	1,638	(3.2)
Used vehicle wholesale sales	60	18	233.3
Total used	1,073	1,091	(1.6)
Finance and insurance (per retail unit)	$1,352	$1,237	9.3
OTHER: (2)
SG&A expenses	$971,867	$924,276	5.1
SG&A as % revenues	10.7	10.8
SG&A as % gross profit	73.3	74.0
Operating margin %	3.5	3.4
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$226,146	$203,336	11.2
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(978)	—
Severance costs	—	(385)
Adjusted SG&A (1)	$225,168	$202,951	10.9
SG&A AS % REVENUES:
Unadjusted	10.7	10.9
Adjusted (1)	10.7	10.9
SG&A AS % GROSS PROFIT:
Unadjusted	71.2	74.6
Adjusted (1)	70.9	74.4
OPERATING MARGIN %:
Unadjusted	3.4	3.0
Adjusted (1),(2)	3.9	3.3
PRETAX MARGIN %:
Unadjusted	2.4	2.0
Adjusted (1),(2)	2.9	2.3
SAME STORE SG&A RECONCILIATION:
As reported	$202,902	$189,449	7.1
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(1,178)	—
Severance costs	—	(385)
Adjusted Same Store SG&A (1)	$201,724	$189,064	6.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.7	10.9
Adjusted (1)	10.7	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.5	73.6
Adjusted (1)	71.1	73.4
SAME STORE OPERATING MARGIN %:
Unadjusted	3.4	3.3
Adjusted (1),(4)	3.9	3.5

	Twelve Months Ended December 31,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$891,693	$830,275	7.4
Pre-tax adjustments:
Catastrophic events	(2,775)	(12,158)
Gain (loss) on real estate and dealership transactions	13,835	10,196
Severance costs	—	(641)
Acquisition costs	—	(5,159)
Legal items	(442)	—
Adjusted SG&A (1)	$902,311	$822,513	9.7
SG&A AS % REVENUES:
Unadjusted	10.9	11.3
Adjusted (1)	11.0	11.2
SG&A AS % GROSS PROFIT:
Unadjusted	71.6	74.4
Adjusted (1)	72.4	73.7
OPERATING MARGIN %:
Unadjusted	3.7	3.4
Adjusted (1),(2)	3.8	3.6
PRETAX MARGIN %:
Unadjusted	2.1	2.4
Adjusted (1),(3)	2.8	2.6
SAME STORE SG&A RECONCILIATION:
As reported	$826,964	$798,983	3.5
Pre-tax adjustments:
Catastrophic events	(2,775)	(12,158)
Gain (loss) on real estate and dealership transactions	(1,200)	(200)
Severance costs	—	(456)
Acquisition costs	—	(5,159)
Legal items	(442)	—
Adjusted Same Store SG&A (1)	$822,547	$781,010	5.3
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.0	11.4
Adjusted (1)	11.0	11.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.3	74.3
Adjusted (1)	71.9	72.6
SAME STORE OPERATING MARGIN %:
Unadjusted	3.6	3.4
Adjusted (1),(4)	3.8	3.7

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $9,596 and $15,570 for the three and twelve months ended December 31, 2014, and $5,368 and $6,542 for the three and twelve months ended December 31, 2013.

(3)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $9,596 and $15,570 for the three and twelve months ended December 31, 2014, loss on repurchase of long-term debt of $46,403 for the twelve months ended December 31, 2014, and non-cash asset impairment charges of $5,368 and $6,542 for the three and twelve months ended December 31, 2013.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $7,690 and $9,704 for the three and twelve months ended December 31, 2014, and $3,363 and $4,537 for the three and twelve months ended December 31, 2013, respectively.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$23,364	$20,516	13.9
Pre-tax adjustments:
Acquisition costs	(188)	—
Adjusted SG&A (1)	$23,176	$20,516	13.0
SG&A AS % REVENUES:
Unadjusted	9.9	10.4
Adjusted (1)	9.8	10.4
SG&A AS % GROSS PROFIT:
Unadjusted	85.6	82.7
Adjusted (1)	84.9	82.7
OPERATING MARGIN %:
Unadjusted	1.3	1.8
Adjusted (1),(2)	1.3	1.8
PRETAX MARGIN %:
Unadjusted	0.8	1.4
Adjusted (1),(2)	0.9	1.4

SAME STORE SG&A RECONCILIATION:
As reported	$21,614	$20,519	5.3
Pre-tax adjustments:
Acquisition costs	(188)	—
Adjusted SG&A (1)	$21,426	$20,519	4.4
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.0	10.4
Adjusted (1)	9.9	10.4
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	83.7	82.8
Adjusted (1)	83.0	82.8
SAME STORE OPERATING MARGIN %:
Unadjusted	1.6	1.8
Adjusted (1),(2)	1.6	1.8

	Twelve Months Ended December 31,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$90,427	$74,778	20.9
Pre-tax adjustments:
Acquisition costs	(188)	(142)
Adjusted SG&A (1)	$90,239	$74,636	20.9
SG&A AS % REVENUES:
Unadjusted	9.2	9.2
Adjusted (1)	9.1	9.2
SG&A AS % GROSS PROFIT:
Unadjusted	78.4	80.2
Adjusted (1)	78.2	80.1
OPERATING MARGIN %:
Unadjusted	2.2	2.0
Adjusted (1),(2)	2.2	2.0
PRETAX MARGIN %:
Unadjusted	1.8	1.6
Adjusted (1),(2)	1.8	1.6

SAME STORE SG&A RECONCILIATION:
As reported	$85,869	$74,779	14.8
Pre-tax adjustments:
Acquisition costs	(188)	(142)
Adjusted Same Store SG&A (1)	$85,681	$74,637	14.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	9.1	9.2
Adjusted (1)	9.1	9.2
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	77.6	80.3
Adjusted (1)	77.4	80.1
SAME STORE OPERATING MARGIN %:
Unadjusted	2.3	2.0
Adjusted (1),(2)	2.3	2.0

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling item above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended December 31,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$18,693	$21,550	(13.3)
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(495)	—
Severance costs	(388)	—
Adjusted SG&A (1)	$17,810	$21,550	(17.4)
SG&A AS % REVENUES:
Unadjusted	9.4	9.7
Adjusted (1)	9.0	9.7
SG&A AS % GROSS PROFIT:
Unadjusted	88.2	90.6
Adjusted (1)	84.0	90.6
OPERATING MARGIN %
Unadjusted	(9.5)	0.8
Adjusted (1),(2)	1.4	0.8
PRETAX MARGIN %:
Unadjusted	(10.2)	0.2
Adjusted (1),(2)	0.7	0.2
SAME STORE SG&A RECONCILIATION:
As reported	$17,026	$19,881	(14.4)
Pre-tax adjustments:
Severance costs	(95)	—
Adjusted Same Store SG&A (1)	$16,931	$19,881	(14.8)
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.9	9.5
Adjusted (1)	8.8	9.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	82.0	89.8
Adjusted (1)	81.5	89.8
SAME STORE OPERATING MARGIN %:
Unadjusted	(9.1)	0.9
Adjusted (1),(2)	1.8	0.9

	Twelve Months Ended December 31,
	2014	2013 (5)	% Change
SG&A RECONCILIATION:
As reported	$79,844	$71,803	11.2
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(495)	—
Severance costs	(781)	(295)
Acquisition costs	—	(1,211)
Foreign transaction tax	(416)	—
Adjusted SG&A (1)	$78,152	$70,297	11.2
SG&A AS % REVENUES:
Unadjusted	10.3	9.5
Adjusted (1)	10.1	9.3
SG&A AS % GROSS PROFIT:
Unadjusted	92.2	86.6
Adjusted (1)	90.2	84.8
OPERATING MARGIN %:
Unadjusted	(2.8)	1.3
Adjusted (1),(2)	0.8	1.5
PRETAX MARGIN %:
Unadjusted	(3.7)	0.3
Adjusted (1),(3)	(0.1)	0.7
SAME STORE SG&A RECONCILIATION:
As reported	$64,542	$70,135	(8.0)
Pre-tax adjustments:
Severance costs	(487)	(295)
Acquisition costs	—	(1,210)
Foreign transaction tax	(416)	—
Adjusted Same Store SG&A (1)	$63,639	$68,630	(7.3)
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.1	9.5
Adjusted (1)	9.9	9.3
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	89.7	86.3
Adjusted (1)	88.5	84.5
SAME STORE OPERATING MARGIN %:
Unadjusted	(3.1)	1.3
Adjusted (1),(4)	1.0	1.5

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $20,829 and $25,950 for the three and twelve months ended December 31, 2014, respectively.
(3)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $20,829 and $25,950 for the three and twelve months ended December 31, 2014, respectively, and other expense, net of $789, for the period from the date of acquisition (February 28, 2013) through December 31, 2013.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $20,778 and $25,898 for the three and twelve months ended December 31, 2014, respectively, and other expense, net of $789, for the period from the date of acquisition (February 28, 2013) through December 31, 2013.

(5)	Results are for the period from the date of acquisition (February 28, 2013) through December 31, 2013.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended December 31,
	2014	2013	% Change
NET INCOME RECONCILIATION:
As reported	$18,677	$21,721	(14.0)
After-tax adjustments:
(Gain) loss on real estate and dealership transactions (6)	1,550	—
Severance costs (7)	385	237
Acquisition costs including related tax impact (8)	188	—
Non-cash asset impairment (11)	19,878	3,319
Valuation allowance for certain deferred tax assets	—	3,629
Adjusted net income (1)	$40,678	$28,906	40.7
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income	$40,678	$28,906	40.7
Less: Adjusted earnings allocated to participating securities	1,529	1,057	44.6
Adjusted net income available to diluted common shares	$39,149	$27,849	40.6
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$0.77	$0.81	(4.9)
After-tax adjustments:
(Gain) loss on real estate and dealership transactions	0.06	—
Severance costs	0.02	0.01
Acquisition costs including related tax impact	0.01	—
Non-cash asset impairment	0.81	0.12
Valuation allowance for certain deferred tax assets	—	0.14
Adjusted diluted income per share (1)	$1.67	$1.08	54.6
SG&A RECONCILIATION:
As reported	$268,203	$245,401	9.3
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(1,473)	—
Severance costs	(388)	(385)
Acquisition costs	(188)	—
Adjusted SG&A (1)	$266,154	$245,016	8.6
SG&A AS % REVENUES:
Unadjusted	10.6	10.8
Adjusted (1)	10.5	10.7
SG&A AS % GROSS PROFIT:
Unadjusted	73.3	76.4
Adjusted (1)	72.7	76.3
OPERATING MARGIN %:
Unadjusted	2.2	2.7
Adjusted (1),(2)	3.5	2.9
PRETAX MARGIN %:
Unadjusted	1.3	1.8
Adjusted (1),(3)	2.6	2.0

SAME STORE SG&A RECONCILIATION:
As reported	$241,542	$229,849	5.1
Pre-tax adjustments:
Gain (loss) on real estate and dealership transactions	(1,178)	—
Severance costs	(95)	(385)
Acquisition costs	(188)	—
Adjusted Same Store SG&A (1)	$240,081	$229,464	4.6
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.5	10.7
Adjusted (1)	10.5	10.7
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.1	75.5
Adjusted (1)	72.7	75.4
SAME STORE OPERATING MARGIN %:
Unadjusted	2.2	2.9
Adjusted (1),(4)	3.5	3.1

	Twelve Months Ended December 31,
	2014	2013	% Change
NET INCOME RECONCILIATION:
As reported	$93,004	$113,992	(18.4)
After-tax adjustments:
Catastrophic events (5)	1,710	7,419
(Gain) loss on real estate and dealership transactions (6)	(7,337)	(5,370)
Severance costs (7)	773	691
Acquisition costs including related tax impact (8)	188	6,337
Legal items (9)	274	—
Foreign transaction tax (10)	274	—
Non-cash asset impairment (11)	27,504	4,037
Loss on repurchase of long-term debt (12)	38,711	—
Valuation allowance for certain deferred tax assets	—	3,629
Tax impact of foreign deductible goodwill	(3,358)	—
Adjusted net income (1)	$151,743	$130,735	16.1
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:
Adjusted net income	$151,743	$130,735	16.1
Less: Adjusted earnings allocated to participating securities	5,652	5,276	7.1
Adjusted net income available to diluted common shares	$146,091	$125,459	16.4
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$3.60	$4.32	(16.7)
After-tax adjustments:
Catastrophic events	0.07	0.28
(Gain) loss on real estate and dealership transactions	(0.28)	(0.20)
Severance costs	0.03	0.03
Acquisition costs including related tax impact	0.01	0.24
Legal items	0.01	—
Foreign transaction tax	0.01	—
Non-cash asset impairment	1.05	0.15
Loss on extinguishment of long-term debt	1.50	—
Valuation allowance for certain deferred tax assets	—	0.14
Tax impact of foreign deductible goodwill	(0.13)	—
Adjusted diluted income per share (1)	$5.87	$4.96	18.3
SG&A RECONCILIATION:
As reported	$1,061,964	$976,856	8.7
Pre-tax adjustments:
Catastrophic events	(2,775)	(12,158)
Gain (loss) on real estate and dealership transactions	13,339	10,196
Severance costs	(781)	(936)
Acquisition costs	(188)	(6,512)
Legal items	(442)	—
Foreign transaction tax	(416)	—
Adjusted SG&A (1)	$1,070,701	$967,446	10.7
SG&A AS % REVENUES:
Unadjusted	10.7	11.0
Adjusted (1)	10.8	10.8

SG&A AS % GROSS PROFIT:
Unadjusted	73.3	75.6
Adjusted (1)	73.9	74.8
OPERATING MARGIN %:
Unadjusted	3.0	3.1
Adjusted (1),(2)	3.4	3.2
PRETAX MARGIN %:
Unadjusted	1.7	2.2
Adjusted (1),(3)	2.5	2.3
SAME STORE SG&A RECONCILIATION:
As reported	$977,375	$943,897	3.5
Pre-tax adjustments:
Catastrophic events	(2,775)	(12,158)
Gain (loss) on real estate and dealership transactions	(1,200)	(200)
Severance costs	(487)	(751)
Acquisition costs	(188)	(6,512)
Legal items	(442)	—
Foreign transaction tax	(416)	—
Adjusted Same Store SG&A (1)	$971,867	$924,276	5.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	11.0
Adjusted (1)	10.7	10.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.7	75.5
Adjusted (1)	73.3	74.0
SAME STORE OPERATING MARGIN %:
Unadjusted	3.0	3.1
Adjusted (1),(4)	3.5	3.4

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(3)
Excludes the impact of SG&A reconciling items above, non-cash asset impairment charges of $30,426 and $41,520 for the three and twelve months ended December 31, 2014, respectively, as well as loss on repurchase of long-term debt of $46,403 for the twelve months ended December 31, 2014, respectively; and non-cash impairment charges of $5,368 and $6,542 for the three and twelve months ended December 31, 2013, respectively, as well as other expense, net of $789, for the twelve months ended December 31, 2013.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $28,468 and $35,602 for the three and twelve months ended December 31, 2014, respectively, and $3,363 and $4,537 for the three and twelve months ended December 31, 2013, respectively.

(5)
Adjustment is net of tax benefit of $1,065 for the twelve months ended December 31, 2014, and $4,739 for the twelve months ended December 31, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(6)
Adjustment is net of tax provision of $77 and $6,002 for the three and twelve months ended December 31, 2014, respectively, and $4,827 for the twelve months ended December 31, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(7)
Adjustment is net of tax benefit of $3 and $8 for the three and twelve months ended December 31, 2014, respectively, and $148 and $245 for the three and twelve months ended December 31, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.

(8)
Adjustment is net of tax of zero for the three and twelve months ended December 31, 2014, respectively, and net of tax benefit of $964 for the twelve months ended December 31, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.

(9)	Adjustment is net of tax benefit of $168 for the twelve months ended December 31, 2014, calculated utilizing the applicable federal and state tax rates for the adjustment.
(10)	Adjustment is net of tax benefit of $141 for the twelve months ended December 31, 2014, calculated utilizing the applicable federal and state tax rates for the adjustment.
(11)
Adjustment is net of tax benefit of $10,547 and $14,016 for the three and twelve months ended December 31, 2014, respectively, and $2,049 and $2,505 for the three and twelve months ended December 31, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(12)	Adjustment is net of tax benefit of $7,692 for the twelve months ended December 31, 2014, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.